CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. ASTERISK * DENOTES SUCH OMISSIONS.

                                                        CONTRACT NUMBER: 96-0053


                                  AMENDMENT NO. 1 TO
                            SPECIFIC AGREEMENT NO. 96-0053
                                    BY AND BETWEEN
                          METRO ONE TELECOMMUNICATIONS, INC.
                                         AND
                                 SPRINT SPECTRUM L.P.


THIS AMENDMENT No. 1 (the "Amendment") is made and entered into, effective as of December 9, 1998 (the "Effective Date"), by and between Metro One Telecommunications, Inc., an Oregon corporation ("Metro One") and Sprint Spectrum L.P., a Delaware limited partnership ("Sprint Spectrum"), for the purpose of amending Specific Agreement No. 96-0053 dated October 23, 1996, by and between Metro One and Sprint Spectrum (the "Agreement"). In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will supersede and control. The term "Agreement," as used in this Amendment, will collectively refer to the Agreement as modified by this Amendment.

1. Section 2.1.ii) is amended by deleting the present language and replacing it with the following:

     ***


                                     CONFIDENTIAL

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                                                        CONTRACT NUMBER: 96-0053
     ***

2. Section 6.a., Rate, is amended by deleting the present language and replacing it with the following:

     (i) Effective January 1, 1999, Sprint Spectrum and each Sprint Spectrum Affiliate will be invoiced by Metro One based on the EDA call count volume at the rates set forth in the table below:

            ***


     (ii) If a Sprint Spectrum Affiliate is operating under this Agreement, their volumes will be included with Sprint Spectrum's in all of the calculations.

     (iii) Sprint Spectrum will be provided with a report of the total call volumes for all of Sprint Spectrum and all Sprint Spectrum Affiliates combined, during the same month.

     (iv) Sprint Spectrum Affiliates will receive only their call information.

     (v) If Metro One requests and Sprint Spectrum agrees, the configuration of Call Origination and Call Termination areas may be modified at no incremental cost increase to Sprint Spectrum, based on a six (6) month cost comparison.


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                                                        CONTRACT NUMBER: 96-0053

     (vi) The example below illustrates how the monthly invoices will be calculated:

     ***

3. Section 6.c.i.), Payment Terms, following the fourth sentence, insert the following:

     "Notice of non-payment is to be mailed to Sprint Spectrum at the following address:


     Original sent to:        Sprint PCS
                              Manager, Directory Assistance
                              7900 College Boulevard
                              Overland Park, KS 66210

     With a copy to:          Sprint PCS
                              Project Manager/Vendor Payments
                              7900 College Boulevard
                              Overland Park, KS 66210"

4. Beginning in the second line of Section 6.f., Term, delete the words "for a period of three (3) years following commercial availability of Metro One EDA Services in twenty (20) markets listed in Exhibit 1 prior to any amendment(s)" and replace them with "through December 31, 2002."

5. Exhibit 5, Service Level Standards, Performance Monitoring, is amended by deleting the current Measurement and replacing it with the following:

     ***

6. Section 13.a., Indemnification and Liability, is amended by adding the following:


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                                                        CONTRACT NUMBER: 96-0053

     "and (v) any misuse or misappropriation by Indemnitor of web enabled call monitoring recordings. Sprint Spectrum shall indemnify Metro One for claims arising from web enabled call recordings, if such claims are not the result of Metro One's failure to comply with Sprint Spectrum's requirements and procedures for such recordings, as described in a valid Work Order. Metro One shall indemnify Sprint Spectrum for claims arising from the recording of calls which result from the actions of Metro One, its employees, agents, representatives, or contractors."

7.   Section 15, Termination, is amended by adding the following:

     "h. TERMINATION FOR CONVENIENCE. At any time, but no later than March 31, 2000, Sprint Spectrum may notify Metro One of the month Sprint Spectrum will terminate this Agreement, in whole or in part, taking into consideration Section 16.g, at any time, with no liability other than the fees set forth in Exhibit 15, attached hereto. Sprint Spectrum will provide Metro One a wind-down transition period plan which details the timeframe and market-by-market plan to re-route the Calls. The termination effective date will be as determined by Sprint Spectrum during the wind-down transition period. This termination for convenience option may not be exercised prior to March 1, 2000.

     If Sprint Spectrum terminates this Agreement for convenience as provided in this Section 15.h., Sprint Spectrum agrees to pay Metro One a termination fee in an amount equal to the amounts set forth in Exhibit 15, attached hereto. The amount of the termination fee will be based upon the effective date of the termination for convenience."

8. In Section 16.a., Affiliate Transactions, delete the Section in its entirety and replace it with the following:

     "This Agreement is entered into by Sprint Spectrum on its own behalf and for the benefit of all Sprint Spectrum embedded and independent affiliated entities (each a "Sprint Spectrum Affiliate"). An embedded Affiliate means any entity who is authorized to sell digital wireless products or services under the Sprint PCS brand name or any other brand name(s) subsequently primarily used by Sprint Spectrum to market its digital wireless products and services and Sprint Spectrum is Metro One's day-to-day contact and responsible party for accounts receivable. An independent Affiliate means:
     a) any entity in which Sprint Spectrum holds or controls an equity or similar interest; b) any entity which holds or controls an equity or similar interest in Sprint Spectrum; c) any subsidiary, and any corporation, partnership, limited liability company, limited liability partnership, joint venture or other entity controlling, controlled by or under common control with Sprint Spectrum, directly or indirectly by or through one or more intermediaries; d) Tele-Communications, Inc., Comcast Corporation, Cox Communications, Inc. or Sprint Corporation; e) SprintCom, Inc.; or f) any entity that is authorized to sell digital wireless products or services under the Sprint PCS brand name or any other brand name(s) subsequently primarily used by Sprint Spectrum to market its digital wireless products and services and Sprint Spectrum is not Metro One's day-to-day contact and responsible party for accounts receivable.

     All references to Sprint Spectrum refer equally to each Sprint Spectrum Affiliate executing a Work Request with terms in accordance with this Agreement. No Sprint Spectrum Affiliate is authorized or allowed to modify any policies, processes, procedures, scripts, etc. that Metro One and Sprint Spectrum have agreed to without the prior written consent of Sprint Spectrum. Any embedded or independent Affiliate not executing a Work Request under this Agreement is considered an Alternate Channel for purposes of this Agreement. No commitment is made by Sprint Spectrum or any Sprint Spectrum Affiliate, or any liability accepted, except as set forth in


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                                                        CONTRACT NUMBER: 96-0053

     a properly signed Work Request. All communications and invoices must be directed to the Sprint Spectrum Affiliate issuing the Work Request under the instructions contained in the Work Request. Services performed on behalf of any Sprint Spectrum Affiliate will be invoiced to and collected from that Sprint Spectrum Affiliate only. Only the Sprint Spectrum Affiliate issuing a specific Work Request under this Agreement will incur any obligation or liability for any claim which may arise from or relate to that Work Request.

9. In the second line of Section 16.b., Affiliate Rights, after the word "Agreement", insert "with the prior written consent of Sprint Spectrum and Metro One, which consent will not be unreasonably withheld."

10. Exhibit 13 in its entirety and all references to Exhibit 13 contained in the Agreement are deleted.

11.  Add the following new subsection to Section 16:

     "g. ACQUISITIONS: If Sprint Spectrum acquires a controlling interest in any entity which has Services provided to it by Metro One, Sprint Spectrum may, in its sole discretion, terminate the contract for Services between Metro One and such entity, without liability, and the acquired entity will be provided Services pursuant to the terms and conditions of this Agreement for the greater of a) the remaining term of this Agreement; or b) the initial term remaining on the acquired entity's agreement, which shall be limited to no more than five (5) years."

12. In Section 2.n., EDA Services Numbers, insert the following as the second and third sentence:

     "At Sprint Spectrum's sole discretion, Sprint Spectrum may or may not route such calls to Metro One if such calls are associated with an "Alternate Channel". The term Alternate Channel means a distribution channel for Sprint Spectrum products and services which may be branded under a different name, co-branded, or marketed in such a way that Sprint Spectrum does not solely own the end user relationship or any entity to whom Sprint Spectrum is required by law, regulation or contract to provide products or services involving products or services to be provided pursuant to this Agreement."

13. Exhibits 1, 2, and 3 are deleted in their entirety and replaced by the attachments hereto and Exhibit 15 is added.

14.  Section 2.r. is deleted in its entirety and replaced with the following:

     "YEAR 2000 WARRANTY. Metro One warrants that the hardware, software and firmware used to provide Enhanced Directory Assistance under this Agreement which contain or depend upon a date processing function (the "Systems") will be "Year 2000 Compliance" no later than ***, which means the functions, calculations, and other computing processes of the System (collectively "Processes") perform and otherwise process, perform date arithmetic, display, print or pass date/time data in a consistent manner, regardless of the date in time on which the Processes are actually performed or the dates used in such data, whether on, during or after January 1, 2000 and whether or not the date/time data is affected by leap years. To the extent the System is intended to be used in combination with other Sprint Spectrum software, hardware and/or firmware, the System will properly exchange date/time data with such software, hardware and/or firmware to the extent the Sprint Spectrum software, hardware and firmware, correctly processes date/time data input. The System will accept and respond to two-digit year-date input, correcting or supplementing as necessary, and store, print, display or pass date/time data in a manner that is unambiguous as to


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                                                        CONTRACT NUMBER: 96-0053

     century. No date/time data will cause the System to perform an abnormally ending routine or function within the Processes or generate incorrect values or invalid results.

     Metro One warrants that the System will be been tested by Metro One to determine whether the System is Year 2000 Compliant. Upon the written request of Sprint Spectrum, Metro One will deliver the test objectives and results of such tests.

     If determined by Metro One or Sprint Spectrum that the System is not Year 2000 Compliant, Metro One will, at its expense, within thirty (30) days after notice of the non-compliance, either (1) immediately correct or modify the System such that it is Year 2000 Compliant; or (2) replace the System with a System that is functionally equivalent to the non-compliant System and is Year 2000 Compliant. If neither of these options are available, Sprint Spectrum may terminate this Agreement without any liability.

Except as expressly modified by this Amendment, the terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Number 1 to be executed and represent and warrant that the signatory whose signature appears below has been and is on the Effective Date duly authorized by all necessary and appropriate corporate action to execute this Amendment Number 1.

METRO ONE TELECOMMUNICATIONS,                     SPRINT SPECTRUM L.P.
INC.


   /s/ Timothy A. Timmins                            /s/ Kevin L. Neuer
-----------------------------------               ------------------------------
Signature                                         Signature

   Timothy A. Timmins                                Kevin L. Neuer
-----------------------------------               ------------------------------
Print Name                                        Print Name

   President & CEO                                   Vice President, Bus. Svcs.
-----------------------------------               ------------------------------
Title                                             Title

   December 11, 1998                                 12/15/98
-----------------------------------               ------------------------------
Date                                              Date






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                                       6

                                                        CONTRACT NUMBER: 96-0053

EXHIBIT 1   ***

EXHIBIT 2   ***

EXHIBIT 3   CURRENT METRO ONE CALL CENTERS.

Baltimore, Maryland

Chicago, Illinois

Dallas, Texas

Denver, Colorado

Detroit, Michigan

Ft. Lauderdale, Florida

Los Angeles, California

Minneapolis, Minnesota

New York, New York

Philadelphia, Pennsylvania

Phoenix, Arizona

Portland, Oregon

Sacramento, CA

San Diego, California

San Francisco, California

Seattle, Washington

St. Louis, Missouri


EXHIBIT 15  ***

                                       7